                                                                   Exhibit 10.21

                             SUPPLEMENTAL AGREEMENT
                                       TO
                      AMENDMENT TO STOCK PURCHASE AGREEMENT
                                       AND
               FIRST AMENDMENT TO, AND WAIVER OF CERTAIN TERMS OF,
                             STOCKHOLDERS' AGREEMENT

            THIS SUPPLEMENTAL AGREEMENT (this "Supplemental Agreement") is entered into on this 9th day of March, 1998 by and among Medscape, Inc. (the "Company"), the Series C Stockholders of the Company (collectively, the "Series C Stockholders") and Blumenstein/Thorne Information Partners I, L.P. ("BTIP").

            WHEREAS, the Company and the Series C Stockholders entered into a Stock Purchase Agreement ("Stock Purchase Agreement") and a Stockholders' Agreement ("Stockholders' Agreement"), each dated as of October 31, 1997;

            WHEREAS, the Company and the Series C Stockholders have recently acted to permit BTIP to purchase 699,301 Acquired Preferred Shares for an aggregate purchase price of $3,000,000 on substantially the same terms and conditions as contained in the Stock Purchase Agreement (the "BTIP Sale"), and in furtherance thereof executed a certain Amendment to the Stock Purchase Agreement dated February 19, 1998 ("Stock Purchase Amendment") and a certain First Amendment to, and Waiver of Certain Provisions of, the Stockholders' Agreement dated February 19, 1998 ("First Stockholders' Amendment");

            WHEREAS, the Company has received a written offer from Media Technology Ventures, L.P. and Media Technology Ventures Entrepreneurs Fund, L.P., both of which are Series C Stockholders (collectively, "MTV"), to purchase, in the aggregate, an additional 233,100 Acquired Preferred Shares for an aggregate purchase price of $1,000,000, or $4.29 per share, on substantially the same terms and conditions as set forth in the Stock Purchase Agreement as though acquired as of October 31, 1997 (the "MTV Sale");

            WHEREAS, the Company, the Series C Stockholders and BTIP desire to effect the MTV Sale as though the terms and conditions thereof were contemplated by, and approved pursuant to, the Stock Purchase Amendment and the First Stockholders' Amendment; and

            WHEREAS, it is necessary to amend the Stock Purchase Amendment and the First Stockholders' Amendment to reflect the aforesaid agreements.

            NOW, THEREFORE, for good and valuable consideration, the parties hereto agree as follows:

            SECTION 1. Definitions. Capitalized terms used but not defined herein shall have the meanings set forth in the Stock Purchase Agreement, as amended.

            SECTION 2. Amendments.

                  (a) The Stock Purchase Amendment and the First Stockholders' Amendment are each hereby amended, respectively, to include therein the terms and conditions of the MTV Sale as though consummated as of October 31, 1997, and any and all actions, amendments, waivers and consents taken, made or rendered thereby are, to the extent necessary in order to permit the consummation of the MTV Sale, hereby amended to encompass and effectuate the MTV Sale, including, specifically, and without limitation, (i) the waiver by each Series C Stockholder of its rights of first offer under Section 3 of the Stockholders' Agreement with respect to the MTV Sale, and (ii) the agreement by each Series C Stockholder, solely for purposes of consummating the MTV Sale, to omit from
Section 10 of the Stock Purchase Agreement the phrase "within ninety (90) days after the date of the Closing."

                  (b) Schedule A of the Stock Purchase Agreement is hereby amended and restated in its entirety as Schedule A hereto, and Schedule 6.3 of the Stock Purchase Agreement is hereby amended and restated in its entirety as
Schedule 6.3 hereto.

                  (c) Upon (i) MTV's payment to the Company of the aggregate purchase price of $1,000,000 for an aggregate of 233,100 Acquired Preferred Shares, and (ii) MTV's execution of the Addendum Signature Page to the Stock Purchase Agreement, attached hereto as Schedule B, the Addendum Signature Page shall be made part of the Stock Purchase Agreement and the Company shall deliver to MTV stock certificates for the additional Acquired Preferred Shares purchased by MTV hereunder.

            SECTION 3. Conditions to Effectiveness. This Supplemental Agreement shall become effective upon the execution hereof by the Company, each of the Series C Stockholders, MTV and BTIP.

            SECTION 4. Severability. Any provision of this Supplemental Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

            SECTION 5. Captions. The captions in this Supplemental Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

            SECTION 6. Full Force and Effect. Except as amended hereby, the Stock Purchase Amendment and the First Stockholders' Amendment shall remain in full force and effect and are hereby ratified, adopted and confirmed in all respects.

            SECTION 7. Governing Law. This Supplemental Agreement shall be governed and construed in accordance with the laws of the State of New York.

            SECTION 8. Counterparts. This Supplemental Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts taken together, shall constitute but one and the same agreement.

              [The remainder of this page intentionally left blank]

            IN WITNESS WHEREOF, the parties hereto have executed this Supplemental Agreement as of the date first set forth above.

                                            MEDSCAPE, INC.


                                            By: /s/ Paul T. Sheils
                                                ----------------------------
                                                Name: Paul T. Sheils
                                                Title: President and CEO

CSK VENTURE CAPITAL CO., LTD., as
investment manager for CSK-1(A)
Investment Fund


By: /s/ Masahiro Aozono
    -----------------------------------
    Name: Masahiro Aozono
    Title: President

CSK VENTURE CAPITAL CO., LTD., as
investment manager for CSK-1(B)
Investment Fund


By: /s/ Masahiro Aozono
    -----------------------------------
    Name: Masahiro Aozono
    Title: President

CSK VENTURE CAPITAL CO., LTD., as
investment manager for CSK-2 Investment
Fund


By: /s/ Masahiro Aozono
    -----------------------------------
    Name: Masahiro Aozono
     Title: President

MEDIA TECHNOLOGY VENTURES,
L.P.


By: /s/ Barry Weinman
    -----------------------------------
    Name: Barry Weinman
    Title: General Partner

MEDIA TECHNOLOGY VENTURES
ENTREPRENEURS FUND, L.P.


By: /s/ Barry Weinman
    -----------------------------------
    Name: Barry Weinman
    Title: General Partner

ROBERT BERNHARD, WILLIAM L.
BERNHARD, FRANK A. WEIL, AND
LAWRENCE B.
BUTTENWEISER TRUSTEES U/A
DATED 9/3/64 F/B/O ROBERT A.
BERNHARD FAMILY


By: /s/ Robert A. Bernhard
    -----------------------------------
    Name:  Robert A. Bernhard
    Title: Trustee

ROBERT BERNHARD, WILLIAM L.
BERNHARD, JOHN L. LOEB, AND
BENJAMIN J. BUTTENWEISER
TRUSTEES U/W/D DOROTHY
L. BERNHARD F/B/O ROBERT A.
BERNHARD ARTICLE 9TH


By: /s/ Robert A. Bernhard
    -----------------------------------
    Name:  Robert A. Bernhard
    Title: Trustee


APA EXCELSIOR IV, L.P.

By:  APA Excelsior IV Partners, L.P.
     its General Partner

By:  Patricof & Co. Managers, Inc.
     its General Partner


By: /s/ Alan Patricof
    -----------------------------------
    Name: Alan Patricof
    Title:

APA EXCELSIOR IV/OFFSHORE, L.P.

By:  Patricof & Co. Ventures, Inc.
     its Investment Advisor


By: /s/ Alan Patricof
    -----------------------------------
    Name: Alan Patricof
    Title:

THE PATRICOF PRIVATE
INVESTMENT CLUB, L.P.

By:  APA Excelsior IV Partners, L.P.
     its General Partner

By:  Patricof & Co. Managers, Inc.
     its General Partner


By: /s/ Alan Patricof
    -----------------------------------
    Name: Alan Patricof
    Title:

WORMSER FRERES


By: /s/ Marcel Wormser
    -----------------------------------
    Name: Marcel Wormser
    Title: Administrateur

BE PARTNERS


By: /s/ Timothy Sommerfield
    -----------------------------------
    Name: Timothy Sommerfield
    Title: Partner


/s/ Robert Lessin
    -----------------------------------
Robert Lessin

OPPENHEIMER & CO., INC.


By: /s/ Matthew  J. M.
    -----------------------------------
    Name: Matthew J. M.
    Title: Managing Director

TOLEDOT INVESTMENTS, L.P.


By: /s/ Richard Linhart
    -----------------------------------
    Name: Richard Linhart
    Title:


/s/ Richard Linhart
Richard Linhart


/s/ Esther Dyson
-----------------------------------
Esther Dyson


/s/ Victor Scaravilli
-----------------------------------
Victor Scaravilli


/s/ Roger Mulvihill
-----------------------------------
Roger Mulvihill


/s/ Mary Mulvihill
-----------------------------------
Mary Mulvihill


/s/ Mark Braunstein
-----------------------------------
Mark Braunstein, M.D.

BLUMENSTEIN/THORNE
INFORMATION PARTNERS I, L.P.

By:  Blumenstein/Thorne Information
     Partners L.L.C., its General Partner


By:/s/ Oakleigh Thorne
   -----------------------------------
    Name:  Oakleigh Thorne
    Title: Co-President

                                   SCHEDULE A

================================================================================

                                                 Number of
Investor              Address                    Acquired Shares  Purchase Price
--------              -------                    ---------------  --------------
--------------------------------------------------------------------------------
CSK Venture Capital   7th Floor, Kenchiku-        434,783(1)      $2,000,000
Co., Ltd.             kaikan,
                      5-26-20 Shiba, Minato-ku,
                      Tokyo 108, Japan
--------------------------------------------------------------------------------
Media Technology      One First Street,           591,583(2)      $2,657,288
Ventures, L.P.        Suite 12
                      Los Altos, CA 94022
--------------------------------------------------------------------------------
Media Technology      One First Street,            76,397(3)      $  343,159
Ventures              Suite 12
Entrepreneurs Fund,   Los Altos, CA 94022
L.P.
--------------------------------------------------------------------------------
Robert Bernhard,      Bernhard Management          32,609         $  150,000
William L. Bernhard,  6 East 43rd Street
Frank A. Weil, and    28th Floor
Lawrence B.           New York, NY 10017
Buttenweiser,
Trustees U/A Dated
9/3/64 F/B/O Robert
A. Bernhard Family
--------------------------------------------------------------------------------
Robert Bernhard,      Bernhard Management          32,608         $  150,000
William L. Bernhard,  6 East 43rd Street
John L. Loeb, and     28th Floor
Benjamin J.           New York, NY 10017
Buttenweiser,
Trustees U/W/D
Dorothy L. Bernhard
F/B/O Robert A.
Bernhard Article 9th
--------------------------------------------------------------------------------

----------
(1) Includes 123,974 shares of Series C Preferred Stock issued to CSK as a result of the Series B Exchange.

(2) 206,433 shares of which are being acquired at $4.29 per share pursuant to this Supplemental Agreement as of October 31, 1997.

(3) 26,667 shares of which are being acquired at $4.29 per share pursuant to this Supplemental Agreement as of October 31, 1997.

--------------------------------------------------------------------------------
Wormser Freres        Banque D'Escompte           108,696         $  500,000
                      13 Blvd. Haussmann
                      75009 Paris, France
--------------------------------------------------------------------------------
Oppenheimer & Co.,    World Financial Center       65,217         $  300,000
Inc.                  39th Floor
                      New York, NY 10281
                      Attn: Dave Shotland
--------------------------------------------------------------------------------
RHL Ventures LLC      c/o Robert Lessin            54,348         $  250,000
                      131 South Woodland St.
                      Englewood, NJ 07631
--------------------------------------------------------------------------------
Victor Scaravilli     Mole Constructors            21,739         $  100,000
                      29100 Hall Street
                      Solon, OH 44139-3090
--------------------------------------------------------------------------------
Richard Linhart       Opus Capital Partners        10,869         $   50,000
                      1776 Broadway
                      18th Floor
                      New York, NY 10019
--------------------------------------------------------------------------------
Toledot Investments,  Opus Capital Partners        10,870         $   50,000
L.P.                  1776 Broadway
                      18th Floor
                      New York, NY 10019
--------------------------------------------------------------------------------
Roger Mulvihill       Dechert, Price & Rhoads       3,261         $   15,000
                      30 Rockefeller Plaza
                      23rd Floor
                      New York, NY 10112
--------------------------------------------------------------------------------
Mary Mulvihill        Dechert, Price & Rhoads       7,609         $   35,000
                      30 Rockefeller Plaza
                      23rd Floor
                      New York, NY 10112
--------------------------------------------------------------------------------
BE Partners           440 So. LaSalle Street       21,739         $  100,000
                      Suite 2118
                      Chicago, IL 60605
--------------------------------------------------------------------------------
Esther Dyson          EDventure Holdings, Inc.     10,870         $   50,000
                      104 Fifth Avenue
                      20th Floor
                      New York, NY 10011-6901
--------------------------------------------------------------------------------
Mark Braunstein,      Patient Care Technologies    10,870         $  50,000
M.D.                  2 Executive Park West NE
                      Atlanta, GA 30329
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
APA Excelsior IV,     Patricof & Co. Ventures,    181,826         $  836,400
L.P.                  Inc.
                      445 Park Avenue
                      New York, NY 10022
--------------------------------------------------------------------------------
APA Excelsior IV      Patricof & Co. Ventures,     32,087         $  147,600
Offshore, L.P.        Inc.
                      445 Park Avenue
                      New York, NY 10022
--------------------------------------------------------------------------------
The Patricof Private  Patricof & Co. Ventures,      3,478         $   15,999
Investment Club       Inc.
                      445 Park Avenue
                      New York, NY 10022
--------------------------------------------------------------------------------
Blumenstein/Thorne    Blumenstein/Thorne          699,301(4)      $3,000,000
Information Partners  Information Partners
I, L.P.               P.O. Box 871
                      Lake Forest, IL 60045
================================================================================

----------
(4)         Acquired at a purchase price of $4.29 per share.

                                   SCHEDULE B

               Addendum Signature Page to Stock Purchase Agreement

                             ADDENDUM SIGNATURE PAGE
                                       TO
                            STOCK PURCHASE AGREEMENT
                                 BY AND BETWEEN
                                 MEDSCAPE, INC.
                                       AND
                    EACH OF THE PERSONS LISTED ON SCHEDULE A
                             DATED: OCTOBER 31, 1997

                  This Agreement is executed by the undersigned on February ___, 1998, as though executed as of October 31, 1997; provided, however, that for purposes of the undersigned's execution of this Agreement and its purchase, in the aggregate, of 233,100 Acquired Preferred Shares, the Purchase Price shall be $4.29 per share.

                                           MEDIA TECHNOLOGY VENTURES, L.P.


                                           By: /s/ Barry Weinman
                                               ---------------------------
                                               Name: Barry Weinman
                                               Title: General Partner


                                           MEDIA TECHNOLOGY VENTURES
                                           ENTREPRENEURS FUND, L.P.


                                           By: /s/ Barry Weinman
                                               ---------------------------
                                               Name: Barry Weinman
                                               Title: General Partner

                                  SCHEDULE 6.3

                                                     Shares Owned                            Options Granted
                                  ------------------------------------------------------     ---------------
                                  Series A  Series B  Series C           Class A    Class B
                                  Preferred Preferred Preferred          Common     Common             Total
Stockholders                      Stock     Stock     Stock              Stock      Stock              Options
------------                      -----     -----     -----              -----      -----              -------
The Excelsior Fund I            788,200                                             264,600

Peter Frishauf                                                           431,600    122,600             103,800

Timothy Fallon                                                                                          324,000

Robert Bernhard                                                                     152,267              13,333

Marc Butlein                                                                                              9,000

Alan Patricof (and designees)                                                         6,000              46,000

Esther Dyson                                           10,870                         3,000              15,000

Arthur Bushkin                                                                        6,000              12,000

Stephen Smith                                                                        16,800              45,601

Gregory Fortescue                                                                     3,089

Jerry Donnelly                                                                          102

Katharine Rice                                                                       21,600              72,000

Stephen Frishauf                                                                     32,200

Patricof & Co. Ventures, Inc.                                                        31,200

APA Excelsior IV, L.P.                                181,826

APA Excelsior IV/Offshore, L.P.                        32,087

The Patricof Private Investment Club                    3,478

Louis Del Guercio                                                                    15,600

Janice Beam                                                                          11,600

Richard Bassin                                                                        4,000

Lydia Cavieux                                                                         7,620

Medscape Employees                                                                                      525,089

Employee Reserved Options                                                                               181,039

SCP Employees                                                                                           196,660

Ramsey/Beirne                                                                                           100,000

CSK Venture
  Capital Co., Ltd.                                   434,783

Media Technology
  Ventures, L.P.                                      591,583

Media Technology Ventures
  Entrepreneurs Fund, L.P.                             76,397

                                                     Shares Owned                            Options Granted
                                  ------------------------------------------------------     ---------------
                                  Series A  Series B  Series C           Class A    Class B
                                  Preferred Preferred Preferred          Common     Common             Total
Stockholders                      Stock     Stock     Stock              Stock      Stock              Options
------------                      -----     -----     -----              -----      -----              -------
Robert Bernhard,
  William L. Bernhard,
  Frank A. Weil, and Lawrence
  B. Buttenweiser, Trustees U/A
  Dated 9/3/64 F/B/O Robert A.
  Bernhard Family                                       32,609

Robert Bernhard, William L. Bernhard,
  John L. Loeb, and Benjamin J.
  Buttenweiser, Trustees U/W/D
  Dorothy L. Bernhard F/B/O Robert A.
  Bernhard Article 9th                                  32,608

Wormser Freres                                         108,696

Oppenheimer & Co., Inc.                                 65,217

RHL Ventures LLC                                        54,348

Richard Linhart                                         10,869

Toledot Investments, L.P.                               10,870

Victor Scaravilli                                       21,739

BE Partners                                             21,739

Roger Mulvihill                                          3,261

Mary Mulvihill                                           7,609

Mark Braunstein, M.D.                                   10,870

Blumenstein/Thorne Information
  Partners I, L.P.                                     699,301

                                    ------- -------- ---------           -------    -------           ---------
TOTAL:                              788,200 0        2,410,760           431,600    698,278           1,643,522